UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

SMARTFINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37661	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600
Knoxville, Tennessee	37919
(Address of principal executive offices)	(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	SMBK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 6, 2020, SmartFinancial, Inc. (the “Company”) prepared presentation materials (the “Investor Presentation”) that management intends to use from time to time thereafter in presentations about the Company’s operations and performance, as well as providing a mid-quarter update on the Company’s COVID-19 modified loans. The Company may use the Investor Presentation to current and potential investors, analysts, lender, business partners, customers, employees and others with an interest in the Company and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by this reference. The Investor Presentation will also be available on the Company website at www.smartfinancial.com.  Materials on the Company’s website are not part of or incorporated by reference to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information set forth in the presentation materials furnished as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS

99.1 104	Investor Presentation dated November 6, 2020 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.
Date: November 6, 2020
	By:	/s/ William Y. Carroll, Jr.
	Name:	William Y. Carroll, Jr.
	Title:	President & Chief Executive Officer